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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-05150

Cornerstone Strategic Value Fund, Inc.
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Benjamin V. Mollozzi, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Cornerstone Strategic
Value Fund, Inc.

Annual Report
December 31, 2020

CONTENTS

Portfolio Summary	1
Schedule of Investments	2
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
2020 Tax Information	15
Additional Information Regarding the Fund’s Directors and Corporate Officers	16
Fund Investment Objectives, Policies and Risks	18
Description of Dividend Reinvestment Plan	28
Proxy Voting and Portfolio Holdings Information	30
Summary of General Information	30
Stockholder Information	30

Cornerstone Strategic Value Fund, Inc. Portfolio Summary – as of December 31, 2020 (unaudited)

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24.1
Health Care	13.3
Consumer Discretionary	12.3
Communication Services	10.1
Closed-End Funds	9.9
Financials	8.3
Industrials	7.7
Consumer Staples	6.4
Utilities	2.1
Materials	1.6
Exchange-Traded Funds	1.5
Real Estate	0.7
Other	2.0

TOP TEN HOLDINGS, BY ISSUER *

	Holding	Sector	Percent of Net Assets
1	Microsoft Corporation	Information Technology	8.7
2	Amazon.com, Inc.	Consumer Discretionary	8.5
3	Apple Inc.	Information Technology	6.1
4	Alphabet Inc. - Class C	Communication Services	4.1
5	Facebook, Inc. - Class A	Communication Services	3.2
6	Johnson & Johnson	Health Care	2.6
7	Berkshire Hathaway, Inc. - Class B	Financials	2.4
8	Procter & Gamble Company (The)	Consumer Staples	2.4
9	Tesla, Inc.	Consumer Discretionary	1.8
10	JPMorgan Chase & Co.	Financials	1.6

*	Excludes short-term investments.

1

Cornerstone Strategic Value Fund, Inc. Schedule of Investments – December 31, 2020

Description	No. of Shares	Value
EQUITY SECURITIES — 97.98%
CLOSED-END FUNDS — 9.88%

CORE — 1.78%
General American Investors Company, Inc.	268,568	$9,988,044
Royce Micro-Cap Trust, Inc.	363,015	3,673,712
		13,661,756
DEVELOPED MARKET — 0.41%
First Trust Dynamic Europe Equity Income Fund	161,093	1,900,897
Japan Smaller Capitalization Fund, Inc.	81,000	732,240
New Germany Fund, Inc. (The)	12,742	242,480
Swiss Helvetia Fund, Inc. (The)	30,188	269,881
		3,145,498
DIVERSIFIED EQUITY — 0.44%
Gabelli Dividend & Income Trust (The)	101,814	2,184,929
Nuveen Tax-Advantaged Total Return Strategy Fund	69,131	651,214
Sprott Focus Trust, Inc.	84,306	581,711
		3,417,854
EMERGING MARKETS — 0.65%
Aberdeen Emerging Markets Equity Income Fund, Inc.	7,200	58,752
Central and Eastern Europe Fund, Inc. (The)	39,758	956,975
Korea Fund, Inc. (The)	1,149	46,362
Mexico Equity and Income Fund, Inc. (The) *	6,542	63,719
Mexico Fund, Inc. (The)	44,135	602,884
EMERGING MARKETS (continued)
Morgan Stanley India Investment Fund, Inc.	154,665	3,280,445
		5,009,137
ENERGY MLP FUNDS — 0.20%
Goldman Sachs MLP and Energy Renaissance Fund	199,823	1,522,651

GLOBAL — 1.52%
Aberdeen Global Dynamic Dividend Fund	10,184	106,321
Aberdeen Total Dynamic Dividend Fund	413,423	3,658,794
Clough Global Equity Fund	130,057	1,784,382
Clough Global Opportunities Fund	275,193	3,057,394
Gabelli Global Small and Mid Cap Value Trust (The)	61,988	808,943
GDL Fund (The)	110,268	961,537
John Hancock Hedged Equity & Income Fund	3,225	36,894
Voya Infrastructure, Industrials and Materials Fund	128,056	1,318,977
		11,733,242
INCOME & PREFERRED STOCK — 0.90%
Calamos Long/Short Equity & Dynamic Income Trust	168,613	2,938,937
LMP Capital and Income Fund Inc.	223,291	2,601,348
Nuveen Tax-Advantaged Dividend Growth Fund	98,668	1,403,059
		6,943,344
NATURAL RESOURCES — 0.34%
BlackRock Resources & Commodities Strategy Trust	350,093	2,594,189

See accompanying notes to financial statements.

2

Cornerstone Strategic Value Fund, Inc. Schedule of Investments – December 31, 2020 (continued)

Description	No. of Shares	Value
OPTION ARBITRAGE/OPTIONS STRATEGIES — 0.61%
AllianzGI Dividend, Interest & Premium Strategy Fund	133,369	$1,795,147
Voya Global Advantage and Premium Opportunity Fund	16,400	143,500
Voya Global Equity Dividend and Premium Opportunity Fund	524,950	2,740,239
		4,678,886
REAL ESTATE — 1.33%
Aberdeen Global Premier Properties Fund	206,467	1,086,016
CBRE Clarion Global Real Estate Income Fund	1,157,448	7,963,253
Nuveen Real Estate Income Fund	137,905	1,163,918
		10,213,187
SECTOR EQUITY — 1.09%
Gabelli Healthcare & WellnessRx Trust (The)	67,871	811,058
GAMCO Global Gold, Natural Resources & Income Trust	1,353,048	4,749,199
GAMCO Natural Resources, Gold & Income Trust	58,584	299,364
Nuveen Real Asset Income and Growth Fund	185,532	2,497,261
		8,356,882
UTILITY — 0.61%
Duff & Phelps Utility and Infrastructure Fund Inc.	163,646	1,996,481
Macquarie Global Infrastructure Total Return Fund Inc.	132,888	2,696,298
		4,692,779
TOTAL CLOSED-END FUNDS		75,969,405
COMMUNICATION SERVICES — 10.09%
Activision Blizzard, Inc.	32,000	2,971,200
Alphabet Inc. - Class C *	18,000	31,533,840
Charter Communications, Inc. - Class A *	12,000	7,938,600
Facebook, Inc. - Class A *	89,000	24,311,240
Netflix, Inc. *	20,000	10,814,600
		77,569,480
CONSUMER DISCRETIONARY — 12.35%
Amazon.com, Inc. *	20,000	65,138,600
Best Buy Co., Inc.	11,000	1,097,690
Dollar General Corporation	14,000	2,944,200
eBay Inc.	32,000	1,608,000
Home Depot, Inc. (The)	21,000	5,578,020
Lowe’s Companies, Inc.	294	47,190
Target Corporation	25,000	4,413,250
Tesla, Inc. *	20,000	14,113,400
		94,940,350
CONSUMER STAPLES — 6.42%
Clorox Company (The)	6,000	1,211,520
Costco Wholesale Corporation	25,500	9,607,890
General Mills, Inc.	28,000	1,646,400
Hormel Foods Corporation	13,000	605,930
Kroger Co. (The)	40,000	1,270,400
McCormick & Company, Incorporated	12,000	1,147,200
PepsiCo, Inc.	29,000	4,300,700
Procter & Gamble Company (The)	130,000	18,088,200
Walmart Inc.	80,000	11,532,000
		49,410,240
EXCHANGE-TRADED FUND — 1.47%
Invesco QQQ TrustSM, Series 1	36,000	11,294,640

See accompanying notes to financial statements.

3

Cornerstone Strategic Value Fund, Inc. Schedule of Investments – December 31, 2020 (continued)

Description	No. of Shares	Value
FINANCIALS — 8.31%
Allstate Corporation (The)	15,000	$1,648,950
Aon plc - Class A	12,000	2,535,240
Berkshire Hathaway Inc. - Class B *	80,000	18,549,600
BlackRock, Inc.	6,000	4,329,240
Chubb Limited	10,000	1,539,200
Intercontinental Exchange, Inc.	27,000	3,112,830
JPMorgan Chase & Co.	97,000	12,325,790
Marsh & McLennan Companies, Inc.	24,000	2,808,000
Moody’s Corporation	9,000	2,612,160
Progressive Corporation (The)	29,000	2,867,520
S&P Global Inc.	12,000	3,944,760
State Street Corporation	16,000	1,164,480
T. Rowe Price Group, Inc.	9,000	1,362,510
Travelers Companies, Inc. (The)	10,000	1,403,700
Truist Financial Corporation	76,965	3,688,932
		63,892,912
HEALTH CARE — 13.33%
Abbott Laboratories	80,000	8,759,200
AbbVie Inc.	87,000	9,322,050
Agilent Technologies, Inc.	16,000	1,895,840
Amgen Inc.	27,000	6,207,840
Bristol-Myers Squibb Company	48,000	2,977,440
Centene Corporation *	28,000	1,680,840
Cigna Corporation	16,354	3,404,576
CVS Health Corporation	62,000	4,234,600
DexCom, Inc. *	4,000	1,478,880
Edwards Lifesciences Corporation *	26,000	2,371,980
Eli Lilly and Company	18,000	3,039,120
Gilead Sciences, Inc.	63,000	3,670,380
HEALTH CARE (continued)
Humana Inc.	6,000	2,461,620
IDEXX Laboratories, Inc. *	4,000	1,999,480
Johnson & Johnson	125,000	19,672,500
Merck & Co., Inc.	105,000	8,589,000
Regeneron Pharmaceuticals, Inc. *	5,000	2,415,550
ResMed Inc.	5,000	1,062,800
Stryker Corporation	15,000	3,675,600
Thermo Fisher Scientific Inc.	20,000	9,315,600
Vertex Pharmaceuticals Incorporated *	13,000	3,072,420
Zimmer Biomet Holdings, Inc.	8,000	1,232,720
		102,540,036
INDUSTRIALS — 7.65%
Caterpillar Inc.	12,000	2,184,240
Cintas Corporation	5,000	1,767,300
CSX Corporation	18,000	1,633,500
Cummins Inc.	7,000	1,589,700
Deere & Company	9,000	2,421,450
Emerson Electric Co.	28,000	2,250,360
Fastenal Company	27,000	1,318,410
FedEx Corporation	11,000	2,855,820
General Dynamics Corporation	16,000	2,381,120
Honeywell International Inc.	24,000	5,104,800
Lockheed Martin Corporation	18,000	6,389,640
Norfolk Southern Corporation	13,000	3,088,930
Northrop Grumman Corporation	8,000	2,437,760
Republic Services, Inc.	19,000	1,829,700
Roper Technologies, Inc.	6,000	2,586,540
Union Pacific Corporation	29,000	6,038,380

See accompanying notes to financial statements.

4

Cornerstone Strategic Value Fund, Inc. Schedule of Investments – December 31, 2020 (concluded)

Description	No. of Shares	Value
INDUSTRIALS (continued)
United Parcel Service, Inc. - Class B	49,000	$8,251,600
Verisk Analytics, Inc.	9,000	1,868,310
Waste Management, Inc.	24,000	2,830,320
		58,827,880
INFORMATION TECHNOLOGY — 24.09%
Accenture plc - Class A	14,000	3,656,940
Adobe Inc. *	22,000	11,002,640
Advanced Micro Devices, Inc. *	52,000	4,768,920
Apple Inc.	355,000	47,104,950
Applied Materials, Inc.	41,000	3,538,300
Autodesk, Inc. *	11,000	3,358,740
Fiserv, Inc. *	32,000	3,643,520
Intel Corporation	90,000	4,483,800
Intuit Inc.	11,000	4,178,350
Lam Research Corporation	4,000	1,889,080
Mastercard Incorporated - Class A	10,000	3,569,400
Micron Technology, Inc. *	25,000	1,879,500
Microsoft Corporation	300,000	66,726,000
NVIDIA Corporation	14,000	7,310,800
Oracle Corporation	110,000	7,115,900
salesforce.com, inc. *	16,000	3,560,480
Visa, Inc. - Class A	34,000	7,436,820
		185,224,140
MATERIALS — 1.62%
Air Products and Chemicals, Inc.	12,000	3,278,640
Ecolab Inc.	7,000	1,514,520
Freeport-McMoRan Inc.	60,000	1,561,200
Newmont Corporation	41,000	2,455,490
Sherwin-Williams Company (The)	5,000	3,674,550
		12,484,400
REAL ESTATE — 0.67%
American Tower Corporation	23,000	5,162,580
UTILITIES — 2.10%
American Electric Power Company, Inc.	12,000	999,240
American Water Works Company, Inc.	9,000	1,381,230
Dominion Energy, Inc.	20,000	1,504,000
Duke Energy Corporation	34,000	3,113,040
Eversource Energy	14,000	1,211,140
Exelon Corporation	30,000	1,266,600
NextEra Energy, Inc.	44,000	3,394,600
Sempra Energy	15,000	1,911,150
Xcel Energy Inc.	21,000	1,400,070
		16,181,070
TOTAL EQUITY SECURITIES
(cost - $568,665,312)		753,497,133

SHORT-TERM INVESTMENT — 2.02%
MONEY MARKET FUND — 2.02%
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% ^ (cost - $15,566,064)	15,566,064	$15,566,064

TOTAL INVESTMENTS — 100.00%
(cost - $584,231,376)		769,063,197

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.00%) #		(32,147)

NET ASSETS — 100.00%		$769,031,050

*	Non-income producing security.

^	The rate shown is the 7-day effective yield as of December 31, 2020.

#	Percentage rounds to less than 0.01%.

See accompanying notes to financial statements.

5

Cornerstone Strategic Value Fund, Inc. Statement of Assets and Liabilities – December 31, 2020

ASSETS
Investments, at value (cost – $584,231,376) (Notes B and C)	$769,063,197
Receivables:
Investments sold	1,861,342
Dividends	570,869
Prepaid expenses	25,582
Total Assets	771,520,990

LIABILITIES
Payables:
Investments purchased	1,619,363
Investment management fees (Note D)	645,925
Directors’ fees and expenses	61,550
Administration and fund accounting fees (Note D)	32,000
Other accrued expenses	131,102
Total Liabilities	2,489,940

NET ASSETS (applicable to 77,475,671 shares of common stock)	$769,031,050

NET ASSET VALUE PER SHARE ($769,031,050 ÷ 77,475,671)	$9.93

NET ASSETS CONSISTS OF
Common stock, $0.001 par value; 77,475,671 shares issued and outstanding (200,000,000 shares authorized)	$77,476
Paid-in capital	585,292,409
Accumulated earnings	183,661,165
Net assets applicable to shares outstanding	$769,031,050

See accompanying notes to financial statements.

6

Cornerstone Strategic Value Fund, Inc. Statement of Operations – for the Year Ended December 31, 2020

INVESTMENT INCOME
Income:
Dividends	$11,883,774

Expenses:
Investment management fees (Note D)	7,398,443
Administration and fund accounting fees (Note D)	392,866
Directors’ fees and expenses	228,031
Printing	122,004
Custodian fees	96,336
Legal and audit fees	59,853
Stock exchange listing fees	37,378
Transfer agent fees	35,234
Insurance	21,675
Miscellaneous	37,149
Total Expenses	8,428,969

Net Investment Income	3,454,805

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	57,133,801
Long-term capital gain distributions from regulated investment companies	1,656,121
Net change in unrealized appreciation/(depreciation) in value of investments	41,098,290
Net realized and unrealized gain on investments	99,888,212

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,343,017

See accompanying notes to financial statements.

7

Cornerstone Strategic Value Fund, Inc. Statements of Changes in Net Assets

	For the Years Ended December 31,
	2020	2019

INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,454,805	$7,612,871
Net realized gain from investments	58,789,922	39,242,831
Net change in unrealized appreciation/(depreciation) in value of investments	41,098,290	156,284,764

Net increase in net assets resulting from operations	103,343,017	203,140,466

Distributions to stockholders (Note B):
From earnings	(62,663,445)	(45,786,447)
Return-of-capital	(106,452,386)	(135,820,964)

Total distributions to stockholders	(169,115,831)	(181,607,411)

Common stock transactions:
Offering expenses associated with rights offering	(3,877)	—
Proceeds from 2,732,291 and 2,459,095 shares newly issued in reinvestment of dividends and distributions, respectively	26,246,791	26,829,518
Payments for 299,198 and 0 shares repurchased, respectively	(2,037,253)	—

Net increase in net assets from common stock transactions	24,205,661	26,829,518

Total increase/(decrease) in net assets	(41,567,153)	48,362,573

NET ASSETS
Beginning of year	810,598,203	762,235,630
End of year	$769,031,050	$810,598,203

See accompanying notes to financial statements.

8

Cornerstone Strategic Value Fund, Inc. Financial Highlights
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	For the Years Ended December 31,
	2020	2019		2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.80	$10.50		$13.55	$13.24	$15.11
Net investment income #	0.05	0.10		0.11	0.15	0.23
Net realized and unrealized gain/(loss) on investments	1.31	2.66		(0.85)	2.65	1.01
Net increase/(decrease) in net assets resulting from operations	1.36	2.76		(0.74)	2.80	1.24

Dividends and distributions to stockholders:
Net investment income	(0.05)	(0.10)		(0.11)	(0.13)	(0.22)
Net realized capital gains	(0.78)	(0.52)		(0.26)	(1.29)	(0.71)
Return-of-capital	(1.40)	(1.84)		(2.47)	(1.37)	(2.47)
Total dividends and distributions to stockholders	(2.23)	(2.46)		(2.84)	(2.79)	(3.40)

Common stock transactions:
Anti-dilutive effect due to shares issued:
Rights offering	—	—		0.53	0.30	0.29
Reinvestment of dividends and distributions	0.00 +	0.00	+	0.00 +	0.00 +	0.00 +
Common stock repurchases	0.00 +	—		0.00 +	—	—
Total common stock transactions	0.00 +	0.00	+	0.53	0.30	0.29

Net asset value, end of year	$9.93	$10.80		$10.50	$13.55	$13.24
Market value, end of year	$11.73	$11.21		$11.18	$15.47	$15.17
Total investment return (a)	31.58%	25.42%		(9.44)%	25.48%	23.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$769,031	$810,598		$762,236	$596,439	$380,024
Ratio of net expenses to average net assets (b)	1.14%	1.13	%(c)	1.14%	1.20%	1.25%
Ratio of net investment income to average net assets (d)	0.47%	0.95	%(c)	0.84%	1.13%	1.66%
Portfolio turnover rate	95%	45%		58%	81%	88%

#	Based on average shares outstanding.
+	Amount rounds to less than $0.01 per share.
(a)

Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(b)	Expenses do not include expenses of investment companies in which the Fund invests.
(c)

Includes the reimbursement of proxy solicitation costs by the investment manager. If these costs had not been reimbursed by the investment manager, the ratio of expenses to average net assets would have been 1.14%, annualized, for the year ended December 31, 2019.

(d)	Recognition of net investment income by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.

See accompanying notes to financial statements.

9

Cornerstone Strategic Value Fund, Inc. Notes to Financial Statements

NOTE A. ORGANIZATION

Cornerstone Strategic Value Fund, Inc. (the “Fund” or “CLM”) was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. Its investment objective is to seek long-term capital appreciation through investment primarily in equity securities of U.S. and non-U.S. companies. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services–Investment Companies.”

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events: The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date its financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to such financial statements.

Portfolio Valuation: Investments are stated at value in the accompanying financial statements. Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by Cornerstone Advisors, LLC (the “Investment Manager” or “Cornerstone”) to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. At December 31, 2020, the Fund held no securities valued in good faith by the Board of Directors.

The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the NYSE is closed.

The Fund is exposed to financial market risks, including the valuations of its investment portfolio. During the year ended December 31, 2020, the Fund did not invest in derivative instruments or engage in hedging activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold

10

Cornerstone Strategic Value Fund, Inc. Notes to Financial Statements (continued)

is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of December 31, 2020, the Fund does not have any interest or penalties associated with the under-payment of any income taxes. Management reviewed any uncertain tax positions for open tax years 2017 through 2019, and for the year ended December 31, 2020. There was no material impact to the financial statements.

Distributions to Stockholders: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to stockholders. On November 29, 2006, this distribution policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by the Fund’s Board of Directors and can be modified at their discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long- term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. The Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for the Fund’s common shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. A return-of-capital distribution reduces the cost basis of an investor’s shares in the Fund. Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date.

NOTE C. FAIR VALUE

As required by the Fair Value Measurement and Disclosures Topic of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

11

Cornerstone Strategic Value Fund, Inc. Notes to Financial Statements (continued)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the Fund’s investments and the inputs used as of December 31, 2020 in valuing the investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices
Equity Securities	$753,497,133	$—
Short-Term Investment	15,566,064	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$769,063,197	$—

*	Other financial instruments include futures, forwards and swap contracts, if any.

The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2020.

NOTE D. AGREEMENTS WITH AFFILIATES

At December 31, 2020, certain officers of the Fund are also officers of Cornerstone or Ultimus Fund Solutions, LLC (“Ultimus”). Such officers are paid no fees by the Fund for serving as officers of the Fund.

Investment Management Agreement

Cornerstone serves as the Fund’s Investment Manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund’s average weekly net assets. For the year ended December 31, 2020, Cornerstone earned $7,398,443 for investment management services.

Fund Accounting and Administration Agreement

Under the fund accounting and administration agreement with the Fund, Ultimus is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus is entitled to receive a fee in accordance with the agreements. For the year ended December 31, 2020, Ultimus earned $392,866 as fund accounting agent and administrator.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2020, purchases and sales of securities, other than short-term investments, were $691,957,243 and $836,123,134, respectively.

12

Cornerstone Strategic Value Fund, Inc. Notes to Financial Statements (concluded)

NOTE F. SHARES OF COMMON STOCK

The Fund has 200,000,000 shares of common stock authorized and 77,475,671 shares issued and outstanding at December 31, 2020. Transactions in common stock for the year ended December 31, 2020 were as follows:

Shares at beginning of year	75,042,578
Shares issued in reinvestment of dividends and distributions	2,732,291
Shares repurchased	(299,198)
Shares at end of year	77,475,671

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales.

The tax character of dividends and distributions paid to stockholders during the years ended December 31, 2020 and 2019 was as follows:

	2020	2019
Ordinary Income	$6,812,616	$8,440,498
Long-Term Capital Gains	55,850,829	37,345,949
Return-of-Capital	106,452,386	135,820,964
Total Distributions	$169,115,831	$181,607,411

At December 31, 2020, the components of accumulated earnings on a tax basis for the Fund were as follows:

Net unrealized appreciation	$183,661,165
Total accumulated earnings	$183,661,165

The following information is computed on a tax basis for each item as of December 31, 2020:

Cost of portfolio investments	$585,402,032
Gross unrealized appreciation	$189,844,330
Gross unrealized depreciation	(6,183,165)
Net unrealized appreciation	$183,661,165

13

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
of Cornerstone Strategic Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cornerstone Strategic Value Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Cornerstone Strategic Value Fund, Inc. as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2021

14

2020 Tax Information (unaudited)

This notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. As indicated in this notice, a portion of the Fund’s distributions for 2020 were comprised of a return-of-capital; accordingly, these distributions do not represent yield or investment return on the Fund’s portfolio.

SOURCES OF DIVIDENDS AND DISTRIBUTIONS (Per Share Amounts)
Payment Dates:	1/31/2020	2/28/2020	3/31/2020	4/30/2020	5/29/2020	6/30/2020
Ordinary Income (1)	$0.0075	$0.0075	$0.0075	$0.0075	$0.0075	$0.0075
Return-of-Capital (2)	0.1166	0.1166	0.1166	0.1166	0.1166	0.1166
Capital Gain (3)	0.0612	0.0612	0.0612	0.0612	0.0612	0.0612
Total	$0.1853	$0.1853	$0.1853	$0.1853	$0.1853	$0.1853

Payment Dates:	7/31/2020	8/31/2020	9/30/2020	10/30/2020	11/30/2020	12/31/2020
Ordinary Income (1)	$0.0075	$0.0075	$0.0075	$0.0075	$0.0075	$0.0075
Return-of-Capital (2)	0.1166	0.1166	0.1166	0.1166	0.1166	0.1166
Capital Gain (3)	0.0612	0.0612	0.0612	0.0612	0.0612	0.0612
Total	$0.1853	$0.1853	$0.1853	$0.1853	$0.1853	$0.1853

Notes:

(1)

Ordinary Income Dividends – This is the total per share amount of ordinary income dividends and short-term capital gain distributions (if applicable) included in the amount reported in Box 1a on Form 1099-DIV.

(2)

Return-of-Capital – This is the per share amount of return-of-capital, or sometimes called nontaxable, distributions reported in Box 3 – under the title “Nondividend distributions” – on Form 1099-DIV. This amount should not be reported as taxable income on your current return. Rather, it should be treated as a reduction in the original cost basis of your investment in the Fund.

(3)	Capital Gains Distributions – This is the total per share amount of capital gain distribution included in the amount reported in Box 2a on Form 1099-DIV.

The Fund has met the requirements to pass through 100% of its ordinary income dividends as qualified dividends, which are subject to a maximum federal tax rate of 23.8% (20% qualified dividends maximum long-term capital gain rate plus 3.8% Medicare tax). This is reported in Box 1b on Form 1099-DIV. Ordinary income dividends should be reported as dividend income on Form 1040. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Long-term capital gain distributions arise from gains on securities held by the Fund for more than one year. They are subject to a maximum federal rate of 20% (23.8%, reflecting 3.8% Medicare tax on income exceeding certain threshold amounts).

Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary income dividend paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRA’s and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Stockholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

15

Additional Information Regarding the Fund’s Directors and Corporate Officers (unaudited)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Ralph W. Bradshaw** (Dec. 1950)	Chairman of the Board of Directors and President	President of Cornerstone Advisors, LLC; President of Cornerstone Advisors Asset Management LLC (May 1, 2019 - June 24, 2019); President of Cornerstone Advisors, Inc. (2001 – April 30, 2019); Financial Consultant; President and Director of Cornerstone Total Return Fund, Inc.	2001
Robert E. Dean (Apr. 1951)	Director; Audit, Nominating and Corporate Governance Committee Member	Director, National Bank Holdings Corp.; Director of Cornerstone Total Return Fund, Inc.	2014
Marcia E. Malzahn (Apr. 1966)	Director; Audit, Nominating and Corporate Governance Committee Member	President and Founder of Malzahn Strategic; President of National Speakers Association, Minnesota Chapter; Director of Village Bank, Blaine, Minnesota; Director of Cornerstone Total Return Fund, Inc.	2019
Frank J. Maresca (Oct. 1958)	Director; Chairman of Audit Committee; Nominating and Corporate Governance Committee Member	Vice President of Mutual Funds, Broadridge Financial Solutions, Inc. (since February 2018); Executive Vice President, AST Fund Solutions, LLC (February 2012 – February 2018); Treasurer, The Asia Pacific Fund, Inc. (July 2016 – February 2018); Treasurer, the Fund and Cornerstone Total Return Fund, Inc. (April 2013 – February 2018); Director of Cornerstone Total Return Fund, Inc.	2020
Matthew W. Morris (May 1971)	Director; Audit, Nominating and Corporate Governance Committee Member	Director of Stewart Information Services Corporation, Director of Cornerstone Total Return Fund, Inc.	2017
Scott B. Rogers (July 1955)	Director; Audit, Nominating and Corporate Governance Committee Member	Chief Executive Office, Asheville Buncombe Community Christian Ministry (“ABCCM”); President, ABCCM Doctor’s Medical Clinic; Director, Faith Partnerships Incorporated; Member of North Carolina’s Council on Homelessness (from July 2014); Director of Cornerstone Total Return Fund, Inc.	2001

16

Additional Information Regarding the Fund’s Directors and Corporate Officers (unaudited) (concluded)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Andrew A. Strauss (Nov. 1953)	Director; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	Attorney and senior member of Strauss Attorneys PLLC, Attorneys; Director of Deerfield Charitable Foundation; Director of Cornerstone Total Return Fund, Inc.	2001
Glenn W. Wilcox, Sr. (Dec. 1931)	Director; Audit, Nominating and Corporate Governance Committee Member***	Chairman of the Board of Tower Associates, Inc.; Chairman of the Board of Wilcox Travel Agency, Inc.; Chairman of the Board, Blue Ridge Printing Co., Inc. (from January 2019); Director of Champion Industries, Inc.; Director of Cornerstone Total Return Fund, Inc.	2001
Rachel L. McNabb (April 1980)	Chief Compliance Officer	Chief Financial Officer of Cornerstone Advisors, LLC (from August 2019); Chief Compliance Officer of Cornerstone Advisors, LLC (from June 25, 2019); Chief Compliance Officer of Cornerstone Advisors Asset Management LLC (May 1, 2019 - June 24, 2019); Chief Compliance Officer of Cornerstone Advisors, Inc. (2016 – April 30, 2019); Internal Audit Managing Senior of Camden Property Trust (2006 – 2015) ; Chief Compliance Officer of Cornerstone Total Return Fund, Inc.	2018
Hoyt M. Peters (Sep. 1963)	Secretary and Assistant Treasurer

Vice President of Cornerstone Advisors, LLC (from June 25, 2019; Vice President of Cornerstone Advisors Asset Management LLC (May 1, 2019 - June 24, 2019); Vice President of Cornerstone Advisors, Inc. (January 2019 - April 24, 2019); Associate of Cornerstone Advisors, Inc. (June 2018 – December 2018); Vice President of AST Fund Solutions, LLC (2013–2018); Secretary of The Asia Pacific Fund, Inc. (2016–2018); Secretary and Assistant Treasurer of Cornerstone Total Return Fund, Inc.

			2019, 2013
Theresa M. Bridge (December 1969)	Treasurer	Director of Financial Administration of Ultimus Fund Solutions, LLC; Treasurer of Cornerstone Total Return Fund, Inc. (since June 2018).	2018

*	The mailing address of each Director and/or Officer with respect to the Fund’s operation is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

**

Designates a director who is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended. Mr. Bradshaw is an interested person of the Fund by virtue of his current position with the Investment Adviser of the Fund.

***

At the February 5, 2021 meeting of the Audit Committee, Mr. Wilcox announced that, for personal reasons, he was stepping down as Chairman, but would continue to be a member of the Audit Committee. Mr. Maresca was elected Chairman of the Audit Committee as of February 5, 2021.

17

Fund Investment Objectives, Policies and Risks (unaudited)

Investment Objective

The investment objective of Cornerstone Strategic Value Fund, Inc. (the “Fund”) is to seek long-term capital appreciation through investment primarily in equity securities of U.S. and non-U.S. companies which Fund management believes have demonstrated fundamental investment value and favorable growth prospects, as determined by the Cornerstone Advisors, LLC (the “Investment Manager”). The Fund’s investment objective may not be changed without stockholder approval.

Investment Strategies

The Fund’s portfolio, under normal market conditions, will consist principally of the equity securities of U.S. and non-U.S. companies. Currently, the Fund primarily invests in companies with large capitalizations, however, the Fund may invest in companies of all capitalization ranges. The Fund invests in common stocks and may also invest in preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter. The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks having deposits of at least $500 million. In addition, the Fund may engage in hedging transactions to reduce its company market and currency exchange exposure.

In determining which securities to buy for the Fund’s portfolio, the Investment Manager uses a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Investment Manager.

Although the Fund has the ability to invest a significant portion of its assets in non-U.S. companies, the Fund has consistently maintained the investment of at least 95% of its assets in U.S. listed companies since June 30, 2001.

The Fund may invest without limitation in other closed-end investment companies and Exchange- Traded Funds (“ETFs”), provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

To comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Investment Manager votes such shares in the same general proportion as shares held by other stockholders of that investment company. The Fund does not and will not invest in any other closed-end funds managed by the Investment Manager.

18

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

The Fund may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities, provided that the Fund may not invest more than 3% of the Fund’s assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies. The Fund will invest only in such illiquid securities that, in the opinion of the Investment Manager, present opportunities for substantial growth over a period of two to five years.

The Fund’s investment policies emphasize long-term investment in securities. Therefore, the Fund’s annual portfolio turnover rate is expected to continue to be relatively low, ranging between 10% and 90%. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses.

The Fund’s foregoing investment policies may be changed by the Fund’s Board of Directors without stockholder vote.

Although the Fund does not anticipate having any securities lending income during the current calendar year, the Fund may lend the securities that it owns to others, which would allow the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Manager may invest the Fund’s cash balances in any investments it deems appropriate. The Investment Manager expects that such investments will primarily be pursuant to a repurchase agreement, however such investments may also be made in, without limitation and as permitted under the 1940 Act, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Manager’s recommendations and the portfolio manager’s decisions are subjective.

The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares. The Fund also may borrow money in amounts not exceeding 10% of its total assets (including the amount borrowed) for temporary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. In addition, the Fund may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts). In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.

19

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Risk Factors

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the principal risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

Principal Risks

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, changing economic, political or market conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the equities or other securities markets or adverse investor sentiment and political events. The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The current novel coronavirus (“COVID-19”) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had and may continue to have negative impacts, and in many cases severe negative impacts, on markets worldwide. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

The COVID-19 outbreak in 2020 has resulted in continued travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in

20

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund and a stockholder’s investment in the Fund.

Issuer Specific Changes. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Closed-End Fund Risk. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Common Stock Risk. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.

21

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Global Market Risk. An investment in Fund shares is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Managed Distribution Policy Risk. Under the Fund’s managed distribution policy (the “Distribution Policy”), the Fund makes monthly distributions to stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective. Distributions may constitute a return of capital to stockholders and lower the tax basis in their shares which, for the taxable stockholders, will defer any potential gains until the shares are sold. For the taxable stockholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the stockholder’s basis in the shares. The stockholders would reduce their basis in the shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the stockholder’s original investment amount. Any return of capital will be separately identified when stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund may need to raise additional capital in order to maintain the Distribution Policy.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Manager’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Manager to fulfill the Fund’s investment objective. The Investment Manager’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Investment Manager, the Investment Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio

22

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Although the Fund currently does not intend to use financial leverage, the securities of other investment companies in which the Fund invests may be leveraged, which will subject the Fund to the risks associated with the use of leverage. Such risks include, among other things, the likelihood of greater volatility of the net asset value and market price of such shares; the risk that fluctuations in interest rates on the borrowings of such investment companies, or in the dividend rates on preferred shares that they must pay, will cause the yield on the shares of such companies to fluctuate more than the yield generated by unleveraged shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of such shares than if such companies did not use leverage, which may result in a greater decline in the market price of such shares.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Convertible Securities Risk. The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Credit Risks. Fixed income securities rated B or below by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

23

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Illiquid Securities. The Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Investment in Small and Mid-Capitalization Companies. The Fund may invest in companies with mid or small sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

24

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Leverage Risk. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leverage strategy will be successful.

Market Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value.

Over-the-Counter Bulletin Board Markets. The Fund may invest in companies whose stock is trading on the over-the-counter Bulletin Board which have only a limited trading market. A more active trading market may never develop. The Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.

Portfolio Turnover Risk. The Fund cannot predict its securities portfolio turnover rate with certain accuracy, but anticipates that its annual portfolio turnover rate will range between 10% and 90% under normal market conditions. However, it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Preferred Securities Risk. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other

25

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investment in REITs may include an additional risk to stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a stockholder’s basis in the Fund shares, such stockholder will generally recognize capital gain.

Repurchase Agreement Risk. The Fund does not enter into nor does it currently intend to enter into repurchase agreements, however, if the Fund were to enter into repurchase agreements, the Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party

26

Fund Investment Objectives, Policies and Risks (unaudited) (concluded)

turns out to be less than the repurchase price stated in the agreement. In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund retains the right to recall securities that it lends to enable it to vote such securities if it determines such vote to be material. Despite its right to recall securities lent, there can be no guarantee that recalled securities will be received timely to enable the Fund to vote those securities. The Fund does not anticipate having any securities lending income during the current calendar year.

27

Description of Dividend Reinvestment Plan (unaudited)

Cornerstone Strategic Value Fund, Inc. (the “Fund”) operates a Dividend Reinvestment Plan (the “Plan”), administered by American Stock Transfer & Trust Company, LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify the Agent at 6201 15th Avenue, Brooklyn, NY 11219. Under the Plan, the Fund’s Distributions to stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE American or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower. However, if the last reported net asset value of the Fund’s shares is higher than the average closing price of the Fund over the five trading days preceding the payment date of the Distribution ice (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases. Upon notice from the Fund, the Agent will receive the distribution in cash and will purchase shares of common stock in the open market, on the NYSE American or elsewhere, for the participants’ accounts, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the net asset value at the time of valuation.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues the remaining shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Whenever the Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where

28

Description of Dividend Reinvestment Plan (unaudited) (concluded)

temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Registered stockholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the stockholder will automatically receive such Distributions in additional shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. The Agent will maintain all stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. The Agent will distribute all proxy solicitation materials to participating stockholders.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

Participants may at any time sell some or all their shares though the Agent. Shares may be sold via the internet at www.amstock.com or through the toll free number. Participants can also use the tear off portion attached to the bottom of their statement and mail the request to American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219. There is a commission of $0.05 per share.

All correspondence concerning the Plan should be directed to the Agent 6201 15th Avenue, Brooklyn, NY 11219. Certain transactions can be performed online at www.astfinancial.com or by calling the toll-free number (866) 668-6558.

29

Proxy Voting and Portfolio Holdings Information (unaudited)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

●	without charge, upon request, by calling toll-free (866) 668-6558; and

●	on the website of the SEC, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free (866) 668-6558, and on the SEC’s website at www.sec.gov or on the Fund’s website at www.cornerstonestrategicvaluefund.com (See Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.

Summary of General Information (unaudited)

Cornerstone Strategic Value Fund, Inc. is a closed-end, diversified investment company whose shares trade on the NYSE American. Its investment objective is to seek long-term capital appreciation through investment in equity securities of U.S. and non-U.S. companies. The Fund is managed by Cornerstone Advisors, LLC.

Stockholder Information (unaudited)

The Fund is listed on the NYSE American (symbol “CLM”). The previous week’s net asset value per share, market price, and related premium or discount are available on the Fund’s website at www.cornerstonestrategicvaluefund.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Strategic Value Fund, Inc. may from time to time purchase shares of its common stock in the open market.

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Cornerstone Strategic Value Fund, Inc.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Frank J. Maresca. Mr. Maresca is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,400 and $29,000 with respect to the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,200 and $6,100 with respect to the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. Other fees billed were $0 and $0 with respect to the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, respectively.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the audit committee's responsibilities to the registrant's investment adviser. The audit committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full audit committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2020 and December 31, 2019, aggregate non-audit fees of $6,200 and $6,100, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. Frank J. Maresca (Chairman), Robert E. Dean, Marcia E. Malzahn, Matthew W. Morris, Scott B. Rogers, Andrew A. Strauss and Glenn W. Wilcox, Sr. are the members of the registrant's audit committee.

(b)	Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant and Cornerstone Advisors, LLC, the registrant's investment adviser, share the same proxy voting policies and procedures. The proxy voting policies and procedures of the registrant and Cornerstone Advisors, LLC are attached as Exhibit 99.VOTEREG.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	All information included in this Item is as of the date of the filing of this Form N-CSR, unless otherwise noted.

Ralph W. Bradshaw is the portfolio manager of the registrant. Mr. Ralph W. Bradshaw has acted as portfolio manager since 2002. Mr. Ralph W. Bradshaw is President of Cornerstone Advisors, LLC and serves as President and Chairman of the Board of the registrant and Cornerstone Total Return Fund, Inc.

Joshua G. Bradshaw is a co-portfolio manager of the registrant. Mr. Joshua G. Bradshaw has acted as co-portfolio manager since 2018. Mr. Joshua G. Bradshaw is a Vice President of Cornerstone Advisors, LLC and serves as Assistant Secretary of the registrant and Cornerstone Total Return Fund, Inc.

Daniel W. Bradshaw is a co-portfolio manager of the registrant. Mr. Daniel W. Bradshaw has acted as co-portfolio manager since 2018. Mr. Daniel W. Bradshaw is a Vice President of Cornerstone Advisors, LLC and serves as Assistant Secretary of the registrant and Cornerstone Total Return Fund, Inc.

(a)(2)	Messrs. Bradshaw manage one other closed-end registered investment company: Cornerstone Total Return Fund, Inc. As of December 31, 2020, net assets of Cornerstone Total Return Fund, Inc. were $391,373,634. Messrs. Bradshaw manage no accounts except for the registrant and Cornerstone Total Return Fund, Inc. Messrs. Bradshaw manage no accounts where the advisory fee is based on the performance of the account. No material conflicts of interest exist in connection with the co-portfolio managers’ management of the registrant's investments, on the one hand, and the investment of the other accounts included in response to this Item, on the other.

(a)(3)	Compensation for each of Ralph W. Bradshaw, Joshua G. Bradshaw, and Daniel W. Bradshaw includes a fixed salary paid by Cornerstone Advisors, LLC plus his share of the profits of Cornerstone Advisors, LLC. The profitability of Cornerstone Advisors, LLC is primarily dependent upon the value of the assets of the registrant and other managed accounts. However, compensation is not directly based upon the registrant's performance or on the value of the registrant's assets.

(a)(4)	The dollar range of equity securities in the registrant beneficially owned by each portfolio manager as of December 31, 2020 is as follows:

Ralph W. Bradshaw: over $100,001-$500,000

Joshua G. Bradshaw: $1-$1,000

Daniel W. Bradshaw: $50,001-$100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Registrant Purchases of Equity Securities

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs*	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs**
January 1 - January 31, 2020	-	-	-	-
February 1 - February 29, 2020	299,198	$6.81	299,198	-
March 1 - March 31, 2020	-	-	-	-
April 1 - April 30, 2020	-	-	-	-
May 1 - May 31, 2020	-	-	-	-
June 1 - June 30, 2020	-	-	-	-
July 1 - July 31, 2020	-	-	-	-
August 1 - August 31, 2020	-	-	-	-
September 1 - September 30, 2020	-	-	-	-
October 1 - October 31, 2020	-	-	-	-
November 1 - November 30, 2020	-	-	-	-
December 1 - December 31, 2020	-	-	-	-

*	As disclosed in the annual report dated December 31, 2020, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Registrant may from time to time purchase shares of its common stock in the open market. For the year ended December 31, 2020, the Registrant repurchased 299,198 shares of its common stock at an average price of $6.81 per share (total cost of $2,037,253).

**	No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant does not engage in securities lending activities.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.VOTEREG	Proxy Voting Policies and Procedures
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cornerstone Strategic Value Fund, Inc.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	March 4, 2021

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Financial Officer

Date	March 4, 2021

*	Print the name and title of each signing officer under his or her signature.